Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets
GOODWILL AND OTHER INTANGIBLE ASSETS

The Company completed its annual assessment of the carrying value of goodwill during 2014 and concluded that its carrying value was not impaired. The following table presents a roll forward of the Company's goodwill activity (in thousands):

	2014	2013

Beginning balance	$71,401	$62,988
Adjustments to goodwill acquired in conjunction with the acquisition of Virginia Savings	—	142
Goodwill acquired in conjunction with the acquisition of Community	—	8,271
Ending balance	$71,401	$71,401

The Company believes that the customer relationships with the deposits acquired have an intangible value. In connection with acquisitions, the Company recorded a core deposit intangible, which represented the value that the acquiree had with their deposit customers. The fair value was estimated based on a discounted cash flow methodology that considered the type of deposit, estimated deposit retention, the cost of the deposit base and an alternate cost of funds. The following table presents a roll forward of the Company's core deposit intangible activity (in thousands):

	2014	2013

Gross carrying amount	$8,387	$8,387
Accumulated amortization	(5,590)	(4,646)
	$2,797	$3,741

Beginning balance	$3,741	$2,069
Core deposit intangible acquired in conjunction with the acquisition of Community	—	2,711
Amortization expense	(944)	(1,039)
Ending balance	$2,797	$3,741

The core deposit intangible amortization expense for the year ended December 31, 2012 was $0.5 million. The core deposit intangibles are being amortized over ten years. The estimated amortization expense for core deposit intangible assets for each of the next five years is as follows (in thousands):

2015	$652
2016	440
2017	386
2018	341
2019	303
Thereafter	675
$2,797